AMENDMENT NO. 10
TO
REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 10 dated as of March 26, 2008 (this "Amendment"), relating to the Loan Agreement referenced below, is by and among PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation (the "Borrower"), the Lenders from time to time parties thereto, and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as agent for the Lenders (in such capacity, the "Agent"). Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Loan Agreement (defined below).

WITNESSETH

WHEREAS, a credit facility has been previously extended to the Borrower pursuant to the terms of that certain Revolving Credit, Term Loan and Security Agreement dated as of December 22, 2000, as amended (as such may be amended, restated, supplemented and/or modified from time to time, the "Loan Agreement") among the Borrower, the Lenders identified therein, and the Agent;

WHEREAS, the Borrower has requested that certain provisions of the Loan Agreement be amended; and

WHEREAS, the parties have agreed to amend the Loan Agreement as set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments. The Loan Agreement is amended as set forth below:

(a) New definitions of "Interest Expense", "Net Income" and "Ordinary Course of Business" are added to Section 1.2 in correct alphabetical order to read as follows:

" "Interest Expense" shall mean for any period interest expense, net of cash interest income, of Borrower for such period, as determined in accordance with GAAP.

"Net Income" shall mean for any period, the net income (or loss) of Borrower, determined in accordance with GAAP; provided, that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of Borrower or is merged into or consolidated with the Borrower, (b) the net income (or deficit) of any Person (other than a Subsidiary of Borrower) in which the Borrower has an ownership interest, except to the extent that any such income is actually received by Borrower in the form of dividends or

similar distributions and (c) the undistributed earnings of Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is at the time prohibited by the terms of any agreement to which such Person is a party or by which it or any of its property is bound, any of such Person's organizational documents or other legal proceedings binding upon such Person or any of its property or to which such Person or any of its property is subject.

"Ordinary Course of Business" shall mean the ordinary course of Borrower's business as conducted on the Closing Date."

(b) The definitions of "EBITDA" and "Overadvance Amount" set forth in Section 1.2 are amended to read as follows:

" "EBITDA" shall mean for any period, for Borrower, the sum of (i) Net Income for such period, plus (ii) all Interest Expense for such period, plus (iii) all charges against income of Borrower for such period for federal, state and local taxes expensed, plus (iv) depreciation expenses for such period, plus (v) amortization expenses for such period, plus (vi) any extraordinary, unusual or non-recurring non-cash expenses or losses (including non-cash losses on sales of assets outside of the Ordinary Course of Business) during such period, minus (vii) any extraordinary, unusual or non-recurring non-cash income or gains (including gains on the sale of assets outside of the Ordinary Course of Business) during such period, in each case, only to the extent included in the statement of net income for such period.

"Overadvance Amount" shall mean $2,000,000 until the earlier of (i) July 31, 2008 or (ii) the date this Agreement is restructured with Agent and Lenders."

(c) The definition of "Earnings Before Interest and Taxes" in Section 1.2 is deleted.

(d) Section 6.6 is amended to read as follows:

" 6.6 Fixed Charged Coverage Ratio. Maintain at all times a Fixed Charge Coverage Ratio of not less than 1.25:1 for (i) the one quarter period ending March 31, 2008; (ii) the two quarter period ending June 30, 2008; (iii) the three quarter period ending September 30, 2008; and (iv) the four quarter period ending December 31, 2008 and for all fiscal quarters thereafter calculated on a trailing four quarters basis."

(e) Section 13.1 is amended to read as follows:

" 13.1 Term. This Agreement, which shall insure to the benefit of and shall be binding upon the respective successors and permitted assigns of Borrower, Agent and each Lender, shall become effective on the date hereof and

shall continue in full force and effect until September 30, 2009 (the "Termination Date") unless sooner terminated as herein provided. Borrower may terminate this Agreement at any time upon sixty (60) days' prior written notice upon payment in full of the Obligations."

2. Waiver. The Agent and the Lenders hereby waive the violation by the Borrower of the Fixed Charge Coverage Ratio covenant set forth in Section 6.6 for the fiscal quarter ending on December 31, 2007.

3. Fee. The Borrower agrees to pay the Agent an amendment and waiver fee of $25,000.

4. Representations and Warranties. The Borrower hereby represents and warrants in connection herewith that as of the date hereof (after giving effect hereto) (i) the representations and warranties set forth in Article V of the Loan Agreement are true and correct in all material respects (except those which expressly relate to an earlier date), and (ii) no Default or Event of Default has occurred and is continuing under the Loan Agreement.

5. Acknowledgments, Affirmations and Agreements. The Borrower (i) acknowledges and consents to all of the terms and conditions of this Amendment and (ii) affirms all of its obligations under the Loan Agreement and the Other Documents.

6. Loan Agreement. Except as expressly modified hereby, all of the terms and provisions of the Loan Agreement remain in full force and effect.

7. Expenses. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of the Agent's legal counsel.

8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

9. Governing Law. This Amendment shall be deemed to be a contract under, and shall for all purposes be construed in accordance with, the laws of the State of New York.

(Remainder of page intentionally left blank)

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:

PERMA-FIX ENVIRONMENTAL SERVICES, INC.,
a Delaware corporation

By: [signature]
Name: STEVE BAUGHMAN
Title: VP

LENDERS:

PNC BANK, NATIONAL ASSOCIATION,
in its capacity as Agent and as Lender

By: [signature]
Name: Alex M. Council
Title: Vice President

CONSENTED AND AGREED TO:

SCHREIBER, YONLEY AND ASSOCIATES, INC.
PERMA-FIX TREATMENT SERVICES, INC.
PERMA-FIX OF FLORIDA, INC.
PERMA-FIX OF MEMPHIS, INC.
PERMA-FIX OF DAYTON, INC.
PERMA-FIX OF FT. LAUDERDALE, INC.
PERMA-FIX OF ORLANDO, INC.
PERMA-FIX OF SOUTH GEORGIA, INC.
PERMA-FIX OF MICHIGAN, INC.
DIVERSIFIED SCIENTIFIC SERVICES, INC.
INDUSTRIAL WASTE MANAGEMENT, INC.
EAST TENNESSEE MATERIALS & ENERGY CORPORATION
PERMA-FIX OF MARYLAND, INC.
PERMA-FIX OF PITTSBURGH, INC.

By: [signature]
Name: STEVE BAUGHMAN
Title: VP
of each of the foregoing entities

Alex M. Council
Vice President
(704) 551-8503 T (704) 643-7918 F
alex.council@pnc.com

PNC
BUSINESS CREDIT

April 4, 2008

Steve Baughman, VP/CFO
Perma-Fix Environmental Services, Inc.
8302 Dunwoody Place, Suite 250
Atlanta, GA 30350

Dear Steve,

PNC Bank, N.A. has approved the following change to Amendment No. 10 to the Revolving Credit, Term Loan and Security Agreement ("Loan Agreement"), dated December 22, 2000, as amended.

Fixed Charge Coverage will be calculated on a build-up basis for FY 2008. The first fiscal quarter calculation will cover 3 months, the second fiscal quarter calculation will cover 6 months, the third fiscal quarter calculation will cover 9 months, and the fourth fiscal quarter calculation (and all subsequent fiscal quarters) will cover 12 months. The $2,500,000 add-back to EBITDA for one-time charges incurred in FY 2007 has been eliminated as it is no longer needed.

Please acknowledge your agreement with these changes by signing below and returning to me. A modified Amendment No. 10 (doc # 1044931v3) will be forwarded to you for new signatures.

Should you have any questions, do not hesitate to call.

Sincerely,

PNC Bank, N.A.
Alex M. Council
Vice President

Agreed and Accepted:

Perma-Fix Environmental Services, Inc
Steve Baughman
CFO